UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2012

BofI HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92,130
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 350-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02    Results of Operations and Financial Condition

On February 2, 2012, BofI Holding, Inc. (the “Registrant”), parent of BofI Federal Bank, issued a press release announcing its second quarter results of operation for the period ended December 31, 2011. The press release and unaudited financial schedules are set forth as Exhibits 99.1 and 99.2 respectively, and are incorporated by reference in this Item 2.02.

Item 9.01 - Financial Statements and Exhibits

(d)    Exhibits.
Exhibit      Description_

99.1	Press Release of BofI Holding, Inc. dated February 2, 2012

99.2	Financial Schedules

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI HOLDING, INC.

Date: February 2, 2012	By:	/s/ Gregory Garrabrants
Gregory Garrabrants
President and Chief Executive Officer